Exhibit 10.1

TWENTY-SEVENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Twenty-Seventh Amendment to Amended and Restated Interactive Marketing Agreement (“Twenty-Seventh Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of May 1, 2010 (the “Twenty-Seventh Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 1, 2010 (the “Twenty-Fourth Amendment”), Twenty-Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 1, 2010 (the “Twenty-Fifth Amendment”), Twenty-Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 1, 2010 (the “Twenty-Sixth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing

GOOGLE CONFIDENTIAL	27th Amendment EXECUTION COPY

[Legal Dept. MC Google]

Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Twenty-Seventh Amendment, the “Agreement”). Capitalized terms not defined in this Twenty-Seventh Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Interim Period. The Parties hereto agree to amend Section 1 of Twenty-Sixth Amendment by deleting the definition of Interim Period set forth therein in its entirety and replacing it with the following:

“Interim Period means the period of time beginning on the Spin-Off Date and ending on [****].”

2. Order of Precedence. This Twenty-Seventh Amendment is supplementary to and modifies the Existing Agreement. The terms of this Twenty-Seventh Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Twenty-Seventh Amendment and the Existing Agreement expressly conflict. However, nothing in this Twenty-Seventh Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Twenty-Seventh Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Twenty-Seventh Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

3. Entire Agreement. This Twenty-Seventh Amendment constitutes the entire agreement with respect to the subject matter hereof. The Twenty-Seventh Amendment supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

4. Counterparts; Facsimile. This Twenty-Seventh Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Twenty-Seventh Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the Parties have executed this Twenty-Seventh Amendment to the Existing Agreement.

AOL INC.		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Nikesh Arora

Name:	Steven Quan	Name:	Nikesh Arora

Title:	VP, Business Development	Title: President, Global Sales and Business Development
Google Inc.

Date:	4/29/10	Date:	2010.04.29
16:13:44-07’00’

GOOGLE CONFIDENTIAL	27th Amendment EXECUTION COPY

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[Legal Dept. MC Google]